                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 28, 2003


                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-08788                   SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

2-28348                   NEVADA POWER COMPANY                                       88-0420104
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

0-00508                   SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011


                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. OTHER EVENTS

On April 28, 2003, the First District Court of Nevada (the "Court") issued its decision on Nevada Power Company's appeal of the March 29, 2002 decision of the Public Utilities Commission of Nevada (the "PUCN") denying the recovery of $437 million of deferred energy costs incurred by Nevada Power Company (the "Company") on behalf of its customers in 2001. In its decision, the Court denied the Company's requests and affirmed the PUCN's order.

In its lawsuit, which was filed on April 11, 2002, the Company had requested that the Court reverse portions of the PUCN's order and remand the matter to the PUCN with direction that the PUCN authorize the Company to immediately establish rates that would allow the Company to recover its entire deferred energy balance of $922 million, with a carrying charge, over three years.

Management of the Company is currently evaluating its options in regard to the Court's decision.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not required

      (b)   Pro forma financial information.

            Not required

      (c)   Exhibits.

            None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIERRA PACIFIC RESOURCES
                                                   (Registrant)


Date: April 29, 2003                    By:  /s/ John E. Brown
      --------------                       --------------------------------
                                                 John E. Brown
                                            Vice President, Controller

                                                NEVADA POWER COMPANY
                                                    (Registrant)

Date: April 29, 2003                    By:  /s/ John E. Brown
      --------------                       --------------------------------
                                                 John E. Brown
                                           Vice President, Controller



                                              SIERRA PACIFIC POWER COMPANY
                                                     (Registrant)


Date: April 29, 2003                    By:  /s/ John E. Brown
      --------------                       --------------------------------
                                                 John E. Brown
                                            Vice President, Controller